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                                                                    EXHIBIT 4.4d

                                             AMENDMENT NO. 5, dated as of June
                                    30, 2003 (this "Amendment"), in respect of the Credit Agreement dated as of July 16, 1999, as amended and restated as of July 17, 2000, as further amended by Amendment No. 3 dated as of May 30, 2002, as further amended by Amendment No. 4 dated as of March 31, 2003 (as heretofore amended, the "Credit Agreement" and, as amended by this Amendment, the "Amended Credit Agreement"), among Gartner, Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

                  The Borrower has requested that the Credit Agreement be amended to effect the amendment set forth below, and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Amended Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below, the Credit Agreement shall be amended as follows:

                  (a) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is deleted in its entirety and is replaced with the following definition:

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary noncash charges for such period, (v) any noncash nonrecurring charges for such period, and (vi) in the case of the fiscal quarters ended December 31, 2002 and March 31, 2003, restructuring charges in the amounts of $31,000,000 and $5,000,000, respectively, and minus (b) without duplication and to the extent included in determing such Consolidated Net Income, any extraordinary gains and nonrecurring gains for such period, all determined on a consolidated basis in accordance with GAAP.

                  SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the date hereof to each of the Lenders that:

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         (a) Before and after giving effect to this Amendment, the
representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

         (b) Immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. The amendment set forth in Section 1 of this Amendment shall become effective, as of the date hereof, on the date (the "Amendment Closing Date") on which the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent, the Subsidiary Loan Parties and the Required Lenders, (b) an amendment fee, for distribution to each Lender that has returned a signed counterpart of this Amendment to the Administrative Agent or its counsel by 5:00 p.m. New York City time on July 11, 2003, equal to 0.125% of the aggregate Commitments of each such signing Lender and (c) payment of all fees and expenses (to the extent invoiced prior to the Amendment Closing Date) payable to JPMorgan Chase Bank and J.P. Morgan Securities Inc. in connection with this Amendment. The provisions of
Section 1 shall terminate and cease to be of any force or effect if the Amendment Closing Date shall not have occurred on or prior to July 15, 2003.

                  SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement. The Subsidiary Loan Parties are executing this Amendment to confirm that their obligations under the Guarantee Agreement, the Pledge Agreement and the Indemnity, Subrogation and Contribution Agreement remain in full force and effect with respect to the Amended Credit Agreement and all references in the Guarantee Agreement, the Pledge Agreement and the Indemnity, Subrogation and Contribution Agreement to the Credit Agreement shall hereafter be deemed to refer to the Amended Credit Agreement.

                  SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   GARTNER, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   COMPUTER AND COMMUNICATION
                                   INFORMATION GROUP, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   DATAQUEST INCORPORATED,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   GARTNER (KOREA) INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   DECISION DRIVERS, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   GARTNER FUND I, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   GARTNER ENTERPRISES LTD.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   GARTNER SHAREHOLDINGS INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                        3

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                                   G.G. GLOBAL HOLDINGS, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   G.G CREDIT INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   G.G. WEST CORPORATION,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   GRIGGS-ANDERSON, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   THE RESEARCH BOARD, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   THE WARNER GROUP,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   VISION EVENTS INTERNATIONAL,
                                   INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                   G.G CANADA, INC.,
                                   by    /s/ Lisa Nadler
                                         ----------------
                                   Name: Lisa Nadler
                                   Title: SVP, Treasurer

                                        4

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                                   JPMORGAN CHASE BANK,
                                   individually and as
                                   Administrative Agent,
                                   By    /s/ T. David Short
                                         ------------------
                                   Name: T. David Short
                                   Title: Vice President

                                        5

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003

                                   Name of Institution

                                   Banco Espirito Santo S.A.,
                                   Nassau Branch

                                   By    /s/ Andrew M. Orsen
                                         -------------------
                                   Name: Andrew M. Orsen
                                   Title: Vice President

                                   By    /s/ Terry R. Hull
                                         -----------------
                                   Name: Terry R. Hull
                                   Title: Senior Vice President

                                        6

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003

                                   Name of Institution

                                   Bank of America, N.A.

                                   by    /s/ John E. Williams
                                         --------------------
                                   Name: John E. Williams
                                   Title: Managing Director

                                        7

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003

                                   Name of Institution

                                   Bank Leumi USA

                                   By    /s/ Shirly Yechilevich
                                         ----------------------
                                   Name: Shirly Yechlevid
                                   Title: AVP

                                   By    /s/ Michaela Klein
                                         ------------------
                                   Name: Michaela Klein
                                   Title: SVP

                                        8

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003

                                   Name of Institution

                                   The Bank of New York

                                   By    /s/ Robert W. Pierson
                                         ---------------------
                                   Name: Robert W. Pierson
                                   Title: Vice President

                                        9

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003

                                   Name of Institution

                                   The Bank of Nova Scotia

                                   By    /s/ John W. Campbell
                                         --------------------
                                   Name: John W. Campbell
                                   Title: Managing Director

                                       10

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003

                                   Name of Institution

                                   Bank One

                                   By    /s/ Ronald Edwards
                                         ------------------
                                   Name: Ronald Edwards
                                   Title: Director

                                       11

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   Citizens Bank of Massachusetts

                                   By    /s/ William M. Clossey
                                         ----------------------
                                   Name: William M. Clossey
                                   Title: Assistant Vice President

                                       12

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   Comerica Bank

                                   By    /s/ Stacey V. Judd
                                         ------------------
                                   Name: Stacey V. Judd
                                   Title: Account Officer

                                       13

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   Credit Suisse First Boston, Acting
                                   Through Its Cayman Islands Branch

                                   By    /s/ Robert Hetu
                                         ---------------
                                   Name: Robert Hetu
                                   Title:Director

                                   By    /s/ Doreen B. Welch
                                         -------------------
                                   Name: Doreen B. Welch
                                   Title: Associate

                                       14

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   Deutsche Bank AG New York
                                   Branch and/or Cayman Islands
                                   Branch

                                   By    /s/ David G. Dickinson Jr.
                                         --------------------------
                                   Name: David G. Dickinson Jr.
                                   Title: Vice President

                                   By    /s/ Christopher S. Hall
                                         -----------------------
                                   Name: Christopher S. Hall
                                   Title: Managing Director

                                       15

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   Fleet National Bank

                                   By    /s/ John B. Desmond
                                         -------------------
                                   Name: John B. Desmond
                                   Title: Director

                                       16

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   IBM CREDIT LLC, formerly
                                   IBM CREDIT CORPORATION

                                   By    /s/ Steven A. Flanagan
                                         ----------------------
                                   Name: Steven A. Flanagan
                                   Title: Manager, Global Special Handling

                                       17

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   PEOPLE'S BANK

                                   By    /s/ David K. Sherrill
                                         ---------------------
                                   Name: David K. Sherrill
                                   Title: Vice President

                                       18

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   SUNTRUST BANK

                                   By    /s/ Frank A. Coe
                                         ----------------
                                   Name: Frank A. Coe
                                   Title: Vice President

                                       19

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By    /s/ Daniel L. Evans
                                         -------------------
                                   Name: Daniel L. Evans
                                   Title: Managing Director

                                       20

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                                   Signature Page to GARTNER, INC.
                                   Amendment No. 5 dated as of June 30, 2003
                                   Name of Institution

                                   Mizuho Corporate Bank, Ltd.

                                   By    /s/ Bertram H. Tang
                                         -------------------
                                   Name: Bertram H. Tang
                                   Title: VP & Team Leader

                                       21